Putnam
Massachusetts
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

We are pleased to report that in a difficult market and economic environment Putnam Massachusetts Tax Exempt Income Fund delivered solid absolute returns during the fiscal year ended May 31, 2002. These results were achieved in no small measure by the investment strategy pursued by your fund's management team throughout the period.

On the following pages, you will find a full discussion of what has been driving the fund's performance as well as a view of prospects for the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

As the economy in the United States continued to struggle over the past 12 months, the municipal-bond market has seen dramatic changes, and ultimately has fared relatively well. As of May 31, 2002, Putnam Massachusetts Tax Exempt Income Fund posted solid returns over the 12-month period, outperforming the average for its Lipper category and its official benchmark, the Lehman Municipal Bond Index.

Total return for 12 months ended 5/31/02

      Class A         Class B          Class M
    NAV     POP      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   6.61%   1.53%    5.91%  0.91%    6.17%   2.71%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

Throughout 2001, the Federal Reserve Board lowered short-term interest rates in an attempt to prevent the economic slowdown from becoming a full-fledged recession. The most recent cut came in December, leaving the federal funds rate at a 40-year low as of the end of the reporting period. Meanwhile, investors were generally wary of re-entering the stock market after the burst technology bubble led to an 18-month decline in equity markets worldwide. The September 11 attacks compounded the problems of the U.S. economy, and drove equity markets at home and abroad down even further. Investors responded by seeking refuge in high-quality fixed-income securities as they had generally been doing over the entire year. Although a sharp rebound in stock markets during the fourth quarter of 2001, signs of a recovering economy, and indications of a relatively brief military campaign in Afghanistan all created some volatility in the bond markets, that volatility tapered off as we entered the second quarter of 2002, and economic recovery in the United States began to appear neither as quick nor as solid as it has been.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           26.4%

Education             14.0%

Water & sewer         11.7%

Transportation         8.3%

Housing                8.1%

Footnote reads:
*Based on net assets as of 5/31/02. Holdings will vary over time.


* TIMELY IMPLEMENTATION OF "BULLET" AND "BARBELL" STRATEGIES LOCKED IN GAINS

The biggest change for bond markets over the last 12 months has been the dramatically dropping rates for short- and intermediate-term bonds. The two-year Treasury yield, a common measure of short-term interest rates, dropped from 4.18% to 3.19% over the last year. The result was increased demand for these older, higher-yielding short-term bonds. At the time of the fund's semiannual report, we had been in the process of implementing a "barbell" strategy: buying and holding bonds with especially short and long maturities, but relatively few bonds with intermediate maturities. This helped fund performance as short-term rates continued to drop and the demand for the short-term bonds already in the portfolio, in turn, continued to rise. When we believed demand had peaked in late November, we scaled back our "barbell" holdings in favor of a "bullet" strategy (fewer short- and long-term bonds in favor of intermediate-term holdings) in order to lock in profits for these bonds in such a favorable environment. We continued to hold bonds with intermediate maturities until late April, when we began to move back toward a "barbell" position. Historically, short- and long-term issues have proved the least volatile as the yield curve flattens, which we believe will begin to happen over the next few months as the economic recovery begins to build up steam.

Lipper Analytical Services ranked Putnam Massachusetts Tax Exempt Income Fund's class A shares 11 out of 57 (19th percentile) of all Massachusetts municipal debt funds for 1-year performance as of 5/31/02.

The fund's class A shares ranked 11 out of 57, 14 out of 48, and 5 out of 19 for the 1-, 5-, and 10-year periods, respectively as of 5/31/02. Past performance does not indicate future results. Lipper Inc. ranks funds (without sales charge) with similar investment styles or objectives as determined by Lipper.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 50.1%

Aa/AA -- 23.9%

A -- 5.1%

Baa/BBB -- 11.0%

Ba/BB -- 4.0%

Other -- 5.9%

Footnote reads:
*As a percentage of market value as of 5/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Fund Profile

Putnam Massachusetts Tax Exempt Income Fund seeks to provide high current income free from federal and Massachusetts state income taxes, consistent with the preservation of capital. It is suitable for Massachusetts investors seeking tax-free income through a diversified portfolio of municipal bonds.

A second factor that contributed to positive performance was your fund's duration strategy. Duration is a measure of a bond's sensitivity to interest-rate changes measured in years. Your fund's duration was longer than that of its benchmark, the Lehman Municipal Bond Index, during the first half of its fiscal year. As the bond market responded positively to declining interest rates, your fund benefited even more so, due to its longer duration. Recently we have gradually begun to shorten the fund's duration, however, as the likelihood of rising interest rates continues to increase as the economy shows signs of recovery.


* LIMITED HIGH-YIELD EXPOSURE BOOSTED  FUND PERFORMANCE

While it had periods of strength during the period, the high-yield municipal-bond sector, as a whole, has underperformed over the course of the year. Many high-yield municipal bonds are backed by the credit of corporations that are particularly sensitive to economic fluctuations and operate in cyclical industries. While the economy appears to have begun improving, many companies and industries continue to struggle. B-rated industrial bonds suffered the most, but your fund had limited exposure to this type of issue over the period, with more than 90% of the portfolio allocated to investment-grade bonds (rated BBB/Baa or higher). Focusing the portfolio on these high-quality issues, in combination with holding relatively few high-yield securities, proved beneficial.

* MASSACHUSETTS MUNICIPAL MARKET REMAINED STRONG IN TURBULENT ECONOMY

In Massachusetts, one of the major contributions to positive fund performance came from the airline industry. Although weaker than in previous years, airline passenger traffic has improved since September
11. In the immediate wake of the terrorist attacks, air travel decreased substantially and the industry's financial stability suffered as a result. Since then, the airline sector has stabilized, due in large part to $5 billion in federal aid and grants. Your fund's airline-backed holdings are showing signs of improved liquidity as airline revenues are now beginning to recuperate. Delta and American Airlines, in particular, have shown some resilience over the past six months. Load factors -- a measure of the percentage of filled seats on each flight -- have been high throughout the industry, as airlines have lowered fares to attract travelers.

Health-care bonds in Massachusetts were another positive contributor to performance. Hospital bonds are often repaid in part by reimbursements from the federal government through Medicare and Medicaid. The flow and timeliness of reimbursements has been positive this year, and our health-care holdings, such as Berkshire Retirement, Massachusetts HEFA for Covenant Health, and University of Massachusetts Memorial Hospital, have benefited.

Education bonds in Massachusetts have also performed solidly. We purchased a bond issued by the Park School in Cambridge over the period, which offered attractive returns. The Park School is a secondary school with a large endowment in a highly desirable city that has seen a steady population increase over the past several years. We also held bonds from the Massachusetts Institute of Technology, also located in Cambridge. Many of the education bonds in the portfolio are insured and these high-quality bonds from solid institutions performed especially well in an uncertain economic environment.

* OUTLOOK REMAINS POSITIVE DURING BEGINNING PHASE OF ECONOMIC RECOVERY

Over the next few months, we believe interest rates will remain very close to where they are today as the Fed's neutral stance is likely to continue, possibly into the beginning of 2003. As the economic recovery gains a firmer foothold, interest rates will eventually begin to rise. We feel, however, that a tightening environment is further away than first-quarter 2002 data may have indicated; the most recent economic indicators point to a slower, more volatile recovery on the horizon as opposed to the quick rebound that still looked possible in February and March.

As we mentioned earlier, we are working to put our barbell strategy in place again to minimize the price impact of a flattening yield curve, which we feel is likely to occur as the economy recovers. Another potential development in the coming months is an improving high-yield market, as the sector stands to benefit from improving economic conditions. We feel most of the defaults on payments have occurred already, and the difficulties in the market have been priced into coupon rates by issuers. As corporations in both the taxable- and municipal-bond universes become more capable of meeting payment schedules and ultimately raise their credit ratings, higher-yielding bonds will begin to develop into an attractive area for investment. Overall, we will work to maintain our defensive stance as the economy recovers and the Fed begins to shift toward a tightening stance. Nonetheless, in the current environment, we believe tax-advantaged fixed-income securities remain an attractive investment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Tax Exempt Fixed Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                      Class A          Class B          Class M
(inception dates)   (10/23/89)        (7/15/93)        (5/12/95)
                   NAV      POP      NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
1 year            6.61%   1.53%     5.91%   0.91%    6.17%   2.71%
------------------------------------------------------------------------------
5 years          30.41   24.27     26.22   24.22    28.33   24.19
Annual average    5.45    4.44      4.77    4.43     5.11    4.43
------------------------------------------------------------------------------
10 years         84.32   75.56     71.91   71.91    78.20   72.33
Annual average    6.31    5.79      5.57    5.57     5.95    5.59
------------------------------------------------------------------------------
Annual average
(life of fund)    7.07    6.67      6.29    6.29     6.68    6.41
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/02

                          Lehman Municipal         Consumer
                             Bond Index           price index
------------------------------------------------------------------------------
1 year                         6.50%                 1.13%
------------------------------------------------------------------------------
5 years                       35.59                 12.12
Annual average                 6.28                  2.31
------------------------------------------------------------------------------
10 years                      92.26                 28.49
Annual average                 6.76                  2.54
------------------------------------------------------------------------------
Annual average
(life of fund)                 7.31                  2.88
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 57 funds in the Lipper
Massachusetts Municipal Debt category over the 12 months ended 5/31/02 was 5.67%. Over the 5- and 10-year periods ended 5/31/02, annualized returns for the category were 5.03% and 6.02%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/92

               Fund's class A         Lehman Municipal       Consumer price
Date            shares at POP            Bond Index              index

5/31/92             9,525                  10,000               10,000
5/31/93            10,801                  11,197               10,322
5/31/94            11,072                  11,473               10,558
5/31/95            11,734                  12,521               10,895
5/31/96            12,392                  13,094               11,210
5/31/97            13,622                  14,180               11,460
5/31/98            14,651                  15,511               11,654
5/31/99            15,177                  16,236               11,897
5/31/00            15,149                  16,096               12,276
5/31/01            16,594                  18,053               12,706
5/31/02           $17,556                 $19,226              $12,849

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,191 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,820 ($17,233 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/02

                       Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                 12              12              12
------------------------------------------------------------------------------
Income1              $0.45658        $0.39539        $0.428461
------------------------------------------------------------------------------
Capital gains 1          --              --              --
------------------------------------------------------------------------------
  Total              $0.45658        $0.39539        $0.428461
------------------------------------------------------------------------------
Share value:        NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/01            $9.20   $9.66       $9.19       $9.20   $9.51
------------------------------------------------------------------------------
5/31/02             9.34    9.81        9.33        9.33    9.64
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2              4.57%   4.35%       3.92%       4.27%   4.13%
------------------------------------------------------------------------------
Taxable
equivalent 3        7.86    7.48        6.74        7.34    7.10
------------------------------------------------------------------------------
Current
30-day SEC
yield 4             4.32    4.11        3.68        4.02    3.89
------------------------------------------------------------------------------
Taxable
equivalent 3        7.43    7.07        6.33        6.91    6.69
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.85% federal and state combined tax rate for 2002.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A            Class B            Class M
(inception dates)   (10/23/89)         (7/15/93)          (5/12/95)
                   NAV      POP       NAV    CDSC        NAV     POP
------------------------------------------------------------------------------
1 year            6.48%    1.44%     5.81%   0.81%      6.29%   2.84%
------------------------------------------------------------------------------
5 years          29.95    23.75     25.81   23.81      28.16   24.06
Annual average    5.38     4.35      4.70    4.36       5.09    4.41
------------------------------------------------------------------------------
10 years         82.44    73.70     70.12   70.12      76.56   70.83
Annual average    6.20     5.68      5.46    5.46       5.85    5.50
------------------------------------------------------------------------------
Annual average
(life of fund)    7.10     6.69      6.32    6.32       6.72    6.44
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Massachusetts Tax Exempt Income Fund (the "fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 2002



THE FUND'S PORTFOLIO
May 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Massachusetts (93.4%)
-------------------------------------------------------------------------------------------------------------------
$         4,000,000 Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                    (Springhouse, Inc.), 6s, 7/1/28                                       BB-/P       $   3,295,000
          7,000,000 Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                    (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                            Baa1            7,118,930
                    Boston, MA G.O. Bonds, Ser. A
          2,815,000 4s, 2/1/08                                                            Aa2             2,878,338
          1,100,000 4s, 2/1/07                                                            Aa2             1,134,375
          3,645,000 4s, 2/1/06                                                            Aa2             3,768,019
          5,000,000 3 1/2s, 2/1/06                                                        MIG1            5,075,000
          7,935,000 Boston, Wtr. & Swr. Comm. Rev. Bonds, Ser. A,
                    5 3/4s, 11/1/13                                                       AA-             8,867,363
          2,100,000 Framingham, Hsg. Auth. Rev. Bonds, GNMA Coll.,
                    6.35s, 2/20/32                                                        AAA             2,233,875
          5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s, 3/1/20                              Aaa             5,405,363
                    MA Bay Trans. Auth. Rev. Bonds
          3,550,000 Ser. B, 6.2s, 3/1/16                                                  AA              4,118,000
          7,500,000 (Gen. Trans. Syst.), Ser. B, 5.9s, 3/1/24                             AA              8,109,375
          4,000,000 (Gen. Trans. Syst.), Ser. A, 5 1/2s, 3/1/12                           AA              4,400,000
          3,055,000 MA Muni. Whsl. Elec. Co. Rev. Bonds (Project 6-A),
                    MBIA, 5s, 7/1/06                                                      Aaa             3,265,031
         17,000,000 MA Port Auth. Rev. Bonds (Delta Airlines Inc. Project),
                    Ser. A, AMBAC, 5s, 1/1/27                                             Aaa            16,256,250
                    MA State Dev. Fin. Agcy. Rev. Bonds
          1,550,000 (Beverly Enterprises, Inc.), 7 3/8s, 4/1/09                           BB-/P           1,579,063
          4,000,000 (Lasell College), 6 3/4s, 7/1/31                                      BB+/P           3,965,000
          3,420,000 (Lasell Village), Ser. A, 6 3/8s, 12/1/25                             BB/P            3,214,800
          1,950,000 (MA Biomedical Research), Ser. C, 6 1/8s, 8/1/12                      A1              2,135,250
          1,300,000 (Worcester Redev. Auth. Issue), 6s, 6/1/24                            AA              1,384,500
          1,830,000 (MA Biomedical Research), Ser. C, 5 7/8s, 8/1/10                      A1              1,985,550
          7,500,000 (WGBH Edl. Foundation), Ser. A, AMBAC,
                    5 3/4s, 1/1/42                                                        Aaa             8,203,125
          1,750,000 (Boston Biomedical Research), 5 3/4s, 2/1/29                          Baa3            1,620,938
          2,000,000 (Eastern Nazarine College), 5 5/8s, 4/1/29                            BBB-            1,532,500
          7,500,000 (Semass Syst.), Ser. A, MBIA, 5 1/2s, 1/1/10                          Aaa             8,100,000
          4,000,000 (SRBC Project), Ser. A, MBIA, 5 1/8s, 8/1/28                          Aaa             3,935,000
          5,000,000 MA State Edl. Fin. Auth. Rev. Bonds, Ser. E, AMBAC,
                    5s, 1/1/13                                                            AAA             5,043,750
          1,935,000 MA State FRB, Ser. 35, 10.37s, 11/1/11
                    (acquired 8/13/98, cost $2,401,142) (RES)                             AAA/P           2,491,313
                    MA State G.O. Bonds
          5,075,000 AMBAC, 8.85s, 11/1/14 (acquired 5/11/98,
                    cost $6,660,938) (RES)                                                AAA/P           7,073,281
          5,500,000 5 1/2s, 11/1/19                                                       Aa2             5,960,625
          2,000,000 Ser. D, 5 1/2s, 11/1/18                                               Aa2             2,177,500
          3,750,000 Ser. C, 5 1/4s, 8/1/15                                                Aa2             3,914,063
         12,100,000 Ser. B, 5s, 5/1/12                                                    Aa2            12,705,000
          5,000,000 MA State Hlth. & Edl. Fac. Auth. VRDN
                    (Mass Inst. Tech. J-1), 1.15s, 7/1/31                                 VMIG1           5,000,000
                    MA State Hlth. & Edl. Fac. Auth. IFB
          6,000,000 (Beth Israel Deaconess Med. Ctr.), AMBAC,
                    10.216, 7/1/25                                                        Aaa             6,253,920
          7,900,000 (New England Med. Ctr.), MBIA, 8.73s, 7/1/18                          Aaa             8,018,500
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          5,610,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                AAA/P           6,290,213
          7,945,000 (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                            AAA/P           8,509,651
          3,000,000 (Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                            BBB             3,112,500
          3,125,000 (UMass Memorial Hosp.), Ser. C, 6 1/2s, 7/1/21                        Baa2            3,136,719
          1,300,000 Ser. E, 6 1/4s, 10/1/31                                               BBB+            1,296,750
          5,000,000 Ser. B, AMBAC, 6 1/4s, 7/1/20                                         Aaa             5,343,300
          5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                  Aaa             5,850,000
          9,850,000 (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/12                        Aaa            11,413,688
          1,000,000 (Learning Ctr. for Deaf Children), Ser. C,
                    6 1/8s, 7/1/29                                                        Ba2               941,250
          3,000,000 (Covenant Health Syst.), Ser. E, 6s, 7/1/31                           A-              2,970,000
          7,250,000 (Newton-Wellesley Hosp.), Ser. E, MBIA, 6s, 7/1/25                    Aaa             7,793,750
          2,100,000 (Partners Healthcare Syst.), 6s, 7/1/15                               Aa3             2,270,625
          1,460,000 (Partners Healthcare Syst.), Ser. C, 6s, 7/1/14                       Aa3             1,593,225
          3,015,000 (Newton-Wellesley Hosp.), Ser. E, MBIA, 5.9s, 7/1/11                  Aaa             3,256,200
          4,000,000 (Partners Healthcare Syst.), Ser. C, 5 3/4s, 7/1/32                   Aa3             4,065,000
          1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27 (FWC/WIS)                  A1                995,000
          4,500,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            4,235,625
          3,665,000 (Williams College), Ser. G, 5 1/2s, 7/1/14                            Aaa             3,935,294
          1,265,000 (Milton Hosp.), Ser. C, 5 1/2s, 7/1/11                                BBB+            1,302,950
          2,250,000 (Cape Cod Healthcare), Ser. B, 5.45s, 11/15/23                        BBB+            2,027,813
          3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                               BBB+            2,658,750
          4,250,000 (Boston College), Ser. K, 5 3/8s, 6/1/14                              AA-             4,605,938
          3,000,000 (Partners Healthcare Syst.), Ser. B, 5 1/4s, 7/1/11                   Aa3             3,180,000
         10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28                           Aaa            10,150,000
          4,500,000 (Harvard U.), Ser. DD, 5s, 7/15/35                                    Aaa             4,342,500
          2,105,000 (Caregroup), Ser. A, MBIA, 5s, 7/1/06                                 Aaa             2,249,719
         10,915,000 (Boston College), Ser. L, 4 3/4s, 6/1/31                              Aa3             9,891,719
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          6,000,000 (Res. Dev.), Ser. C, FNMA Coll., 6.9s, 11/15/21                       Aaa             6,120,000
          2,000,000 (Res. Dev.), Ser. E, FNMA Coll., 6 1/4s, 11/15/12                     Aaa             2,056,480
          2,000,000 (Rental Mtge.), Ser. E, AMBAC, 5.9s, 7/1/25                           Aaa             2,035,000
          5,000,000 (Rental Mtge.), Ser. C, AMBAC, 5 5/8s, 7/1/40                         Aaa             5,012,500
          4,435,000 (Single Fam.), Ser. 86, 5.2s, 12/1/32                                 Aa2             4,218,794
          4,435,000 (Single Fam.), Ser. 86, 5.1s, 12/1/21                                 Aa2             4,252,056
          1,345,000 (Single Fam.) Ser. 84, 4 1/4s, 12/1/07                                Aa3             1,360,131
          1,590,000 (Rental Mtge.), Ser. E, FSA, 4.1s, 7/1/06                             Aaa             1,611,863
          1,110,000 (Single Fam.) Ser. 84, 4.05s, 12/1/06                                 Aa3             1,126,650
          1,520,000 (Rental Mtge.), Ser. E, FSA, 3.95s, 7/1/05                            Aaa             1,552,300
          1,290,000 (Single Fam.) Ser. 84, 3.9s, 12/1/05                                  Aa3             1,319,025
          1,650,000 (Rental Mtge.) Ser. E, FSA, 3.8s, 7/1/04                              Aaa             1,672,681
                    MA State Indl. Fin. Agcy. Rev. Bonds
          3,000,000 (1st Mtge. Stone Institution & Newton), 7.9s, 1/1/24                  BB-/P           3,082,500
          5,140,000 (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25                          AAA             5,962,400
          3,500,000 (1st. Mtge. Brookhaven), Ser. A, 7s, 1/1/15                           BBB/P           3,587,500
          1,165,000 (Clark U.), Ser. E, 7s, 7/1/12                                        A2              1,185,259
          3,000,000 (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/09                            BBB/P           3,123,750
          5,875,000 (Wtr. Treatment-American Hingham), 6 3/4s, 12/1/25                    BBB/P           6,132,031
          6,000,000 (1st Mtge. Berkshire Retirement), Ser. A,
                    6 5/8s, 7/1/16                                                        BBB             6,052,500
          2,000,000 (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                          BBB/P           2,002,240
          1,070,000 (Worcester Visiting Nurse Assn.), 6.4s, 9/15/10                       A-/P            1,182,350
          3,385,000 (Park School), 5.9s, 9/1/26                                           A3              3,490,781
          4,250,000 (MA Eastern Edison Co.), 5 7/8s, 8/1/08                               A2              4,398,750
          1,650,000 (Wentworth Inst. of Tech.), 5 3/4s, 10/1/28                           Baa1            1,647,938
          2,000,000 (Babson College), Ser. A, MBIA, 4 3/4s, 10/1/28                       Aaa             1,845,000
          9,250,000 (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                             Aaa             8,556,250
          5,000,000 MA State Indl. Fin. Agcy. VRDN (First Mtg.-Orchard
                    Cove), Ser. B, 1.2s, 5/1/26                                           A1+             5,000,000
         10,000,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 5s, 1/1/39                                                     Aaa             9,400,000
                    MA State Wtr. Pollution Abatement Rev. Bonds
                    (Pool Program)
          7,000,000 Ser. 5, 5 3/8s, 8/1/27                                                Aaa             7,070,000
          1,340,000 Ser. 7, 5s, 8/1/06                                                    Aaa             1,442,175
          5,000,000 MA State Wtr. Res. Auth. FRB, 9.647s, 8/1/39
                    (acquired 3/9/00, cost $4,652,700) (RES)                              VMIG1           5,468,750
                    MA State Wtr. Res. Auth. Rev. Bonds
         10,000,000 Ser. A, 6 1/2s, 7/15/19                                               AA             11,950,000
          2,900,000 Ser. C, MBIA, 5 1/4s, 12/1/15                                         AAA             3,110,250
          2,000,000 MA State Wtr. Res. Auth. VRDN (General Multi. Modal),
                    Ser. B, FGIC, 1.3s, 8/1/37                                            VMIG1           2,000,000
          5,000,000 Quincy, IFB (Quincy Hosp.), FSA, 8.82s, 1/15/11                       Aaa             5,312,500
                    Somerville, Hsg. Auth. Rev. Bonds (Clarendon
                    Hill Mtge.), GNMA Coll.
          2,000,000 7.95s, 11/20/30                                                       AAA             2,001,580
          1,085,000 7.85s, 11/20/10                                                       AAA             1,085,857
          1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s, 4/1/20                            Aaa             1,022,500
          2,910,000 Worcester Mtge. Rev. Bonds (Briarwood),
                    9 1/4s, 12/1/22                                                       AAA/P           3,102,031
                                                                                                      -------------
                                                                                                        432,189,148

Puerto Rico (5.6%)
-------------------------------------------------------------------------------------------------------------------
$         1,700,000 Cmnwlth. of PR, G.O. Bonds, FSA, 6 1/2s, 7/1/13                       AAA         $   2,048,500
          9,500,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    1s, 12/1/15                                                           VMIG1           9,500,000
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          2,925,000 Ser. Y, MBIA, 6 1/4s, 7/1/13                                          Aaa             3,458,813
          5,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             5,550,000
          3,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, MBIA,
                    5 1/4s, 7/1/14                                                        Aaa             3,273,750
          2,600,000 PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                    Rev. Bonds (Special Fac.-American Airlines, Inc.),
                    Ser. A, 6.45s, 12/1/25                                                BB              2,226,250
                                                                                                      -------------
                                                                                                      $  26,057,313
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $442,541,795) (b)                                         $ 458,246,461
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $462,674,302.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $442,541,795, resulting in gross unrealized appreciation and depreciation of $20,905,670 and $5,201,004, respectively, or net unrealized appreciation of $15,704,666.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2002 was $15,033,344 or 3.2% of net assets.

(WIS) When-issued securities (Note 1).

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's, are the current interest rates at May 31, 2002.

      The fund had the following industry group concentrations greater than 10% at May 31, 2002 (as a percentage of net assets):

            Health care      26.4%
            Education        14.0
            Water & sewer    11.7

      The fund had the following insurance concentrations greater than 10% at May 31, 2002 (as a percentage of net assets):

            AMBAC            16.4%
            MBIA             15.5

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $442,541,795) (Note 1)                                        $458,246,461
-------------------------------------------------------------------------------------------
Cash                                                                                834,975
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    7,998,663
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              549,967
-------------------------------------------------------------------------------------------
Total assets                                                                    467,630,066

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               881,218
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    993,792
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,224,972
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        573,443
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           35,271
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,059
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,434
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              199,100
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               28,475
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,955,764
-------------------------------------------------------------------------------------------
Net assets                                                                     $462,674,302

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $455,388,011
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (111,827)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (8,306,548)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       15,704,666
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $462,674,302

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($337,864,577 divided by 36,190,540 shares)                                           $9.34
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.34)*                                $9.81
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($118,485,545 divided by 12,701,060 shares)+                                          $9.33
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,324,180 divided by 677,493 shares)                                                $9.33
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.33)**                               $9.64
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2002
Interest income:                                                                $25,521,320
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,239,621
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      414,959
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,900
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,590
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               633,767
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,059,946
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                29,205
-------------------------------------------------------------------------------------------
Other                                                                               160,809
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,559,797
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (122,000)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,437,797
-------------------------------------------------------------------------------------------
Net investment income                                                            21,083,523
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (198,863)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     896,095
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                        4,943,661
-------------------------------------------------------------------------------------------
Net gain on investments                                                           5,640,893
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $26,724,416
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended May 31
                                                                  -------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 21,083,523          $ 20,027,843
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   697,232            (1,163,022)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              4,943,661            20,822,812
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   26,724,416            39,687,633
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income
   Class A                                                            (15,468,835)          (14,335,258)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (5,272,480)           (5,431,376)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (267,268)             (252,339)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                                (16,958)               (2,949)
-------------------------------------------------------------------------------------------------------
   Class B                                                                 (6,800)               (1,283)
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (337)                 (58)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      43,794,438            20,445,364
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           49,486,176            40,109,734

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     413,188,126           373,078,392
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $111,827
and $123,436, respectively)                                          $462,674,302          $413,188,126
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.20        $8.74        $9.45        $9.61        $9.31
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .46          .48          .50          .49          .51
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .46         (.71)        (.15)         .30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .60          .94         (.21)         .34          .81
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.48)        (.50)        (.50)        (.51)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.48)        (.50)        (.50)        (.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.34        $9.20        $8.74        $9.45        $9.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.61        10.95        (2.20)        3.60         8.86
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $337,865     $285,452     $259,479     $298,243     $293,978
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .83          .82          .84          .97          .95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.89         5.28         5.55         5.11         5.33
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.33         6.91        15.17         9.42        31.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.19        $8.73        $9.44        $9.61        $9.30
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .40          .42          .44          .43          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .46         (.71)        (.16)         .30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .54          .88         (.27)         .27          .75
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.42)        (.44)        (.44)        (.44)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.42)        (.44)        (.44)        (.44)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.33        $9.19        $8.73        $9.44        $9.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.91        10.24        (2.85)        2.81         8.27
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $118,486     $121,881     $109,426     $122,654     $105,351
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.48         1.47         1.49         1.62         1.60
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.25         4.63         4.90         4.47         4.67
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.33         6.91        15.17         9.42        31.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.20        $8.74        $9.45        $9.61        $9.31
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .45          .47          .46          .48
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .13          .46         (.71)        (.15)         .30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .56          .91         (.24)         .31          .78
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.45)        (.47)        (.47)        (.48)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.45)        (.47)        (.47)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.33        $9.20        $8.74        $9.45        $9.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.17        10.61        (2.50)        3.29         8.55
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,324       $5,855       $4,174       $5,349       $2,570
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.13         1.12         1.14         1.27         1.25
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.60         4.98         5.25         4.81         5.05
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.33         6.91        15.17         9.42        31.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $6,507,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  643,000    May 31, 2003
     2,014,000    May 31, 2004
       596,000    May 31, 2007
     2,162,000    May 31, 2008
     1,092,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of dividends payable, and straddle loss deferrals. For the year ended May 31, 2002, the fund reclassified $39,236 to increase distribution in excess of net investment income, with a decrease to accumulated net realized losses of $39,236. The calculation of net investment income per share in the financial highlights table excludes these adjustments. As of May 31, 2002, the undistributed tax exempt income on a tax basis was $733,061.


Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) following annual rates:
0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2002, the fund's expenses were reduced by $122,000 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $611 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $58,269 and $1,200 from the sale of class A and class M shares, respectively and $175,173 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2002, Putnam Retail Management, acting as underwriter received $11,920 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than short- term investments aggregated $138,226,429 and $106,039,387, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2002 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,713,854        $118,850,452
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               962,258           8,977,896
---------------------------------------------------------------------------
                                            13,676,112         127,828,348

Shares repurchased                          (8,506,257)        (79,274,279)
---------------------------------------------------------------------------
Net increase                                 5,169,855        $ 48,554,069
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,258,446        $ 48,276,605
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               861,824           7,878,454
---------------------------------------------------------------------------
                                             6,120,270          56,155,059

Shares repurchased                          (4,787,103)        (43,781,078)
---------------------------------------------------------------------------
Net increase                                 1,333,167        $ 12,373,981
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,818,315        $ 26,337,786
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               336,183           3,134,922
---------------------------------------------------------------------------
                                             3,154,498          29,472,708

Shares repurchased                          (3,709,903)        (34,609,127)
---------------------------------------------------------------------------
Net decrease                                  (555,405)       $ (5,136,419)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,231,595        $ 20,359,739
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               336,200           3,070,927
---------------------------------------------------------------------------
                                             2,567,795          23,430,666

Shares repurchased                          (1,841,878)        (16,809,214)
---------------------------------------------------------------------------
Net increase                                   725,917        $  6,621,452
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    222,027         $ 2,074,168
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                12,377             115,436
---------------------------------------------------------------------------
                                               234,404           2,189,604

Shares repurchased                            (193,305)         (1,812,816)
---------------------------------------------------------------------------
Net increase                                    41,099         $   376,788
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    248,498          $2,263,316
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                11,296             103,376
---------------------------------------------------------------------------
                                               259,794           2,366,692

Shares repurchased                            (101,094)           (916,761)
---------------------------------------------------------------------------
Net increase                                   158,700          $1,449,931
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to June 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.9% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------

Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Trustee
                                                                 Emeritus of Washington & Lee
                                                                 University. Prior to October 1997,
                                                                 January 1998, and May 2001, Mr.
                                                                 Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of May 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is
  the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the
  President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management
  since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of
  Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address,1 Date of Birth,     Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Investments LLC and Putnam
Vice President                                                   Management. Prior to July 1998, Managing
                                                                 Director at Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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